United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2011

OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080
(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 635-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities.

     The response to this item is included in Item 8.01, Other Events, and is incorporated herein in its entirety.

Item 5.07   Submission of Matters to a Vote of Security Holders.

OXiGENE, Inc. (the “Company”) held a Special Meeting of Stockholders on March 18, 2011 at the Company’s offices at 701 Gateway Boulevard, Suite 210, South San Francisco, California, 94080. Of the 5,512,230 shares of the Company’s common stock entitled to vote at the meeting, 4,040,066 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

In February 2011, the Company’s board of directors voted unanimously to implement a 1:20 reverse stock split of the Company’s common stock, following authorization of the reverse split by a shareholder vote on December 21, 2010. The reverse split became effective on February 22, 2011. All of the share amounts discussed in this Current Report on Form 8-K  reflect the effect of this reverse split.

1.  Approval of the proposed issuances of shares of OXiGENE, Inc. common stock, $0.01 par value per share, to certain holders of warrants to purchase shares of our common stock pursuant to the Warrant Exchange Agreements, dated January 18, 2011, by and among the Company and each of these warrant holders, to comply with NASDAQ Marketplace Rule 5635(d):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,657,745	342,950	39,371	0

2.      Authorization to adjourn this special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,674,386	341,357	24,323	0

3.      Approval of an amendment to the Company’s Restated Certificate of Incorporation to decrease the authorized number of shares of our common stock from 300,000,000 to 275,000,000:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,806,049	193,895	40,122	0

Item 8.01   Other Events.

On March 18, 2011, the Company held a Special Meeting of Stockholders to vote on  items including the proposed issuances of shares of OXiGENE common stock relating to the Warrant Exchange Agreements, as previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2011.

As previously announced, the Company entered into separate Warrant Exchange Agreements on January 18, 2011 with each of the holders of warrants to purchase shares of our common stock issued in March 2010, pursuant to which, at the initial closing, the warrant holders exchanged their outstanding Series A and Series C warrants having “ratchet” price-based anti-dilution protections for (A) an aggregate of 1,096,933 shares of common stock and (B) Series E Warrants to purchase an aggregate of 1,222,623 shares of common stock. The Series E Warrants were not exercisable for six months, had an exercise price of $4.60 per share (reflecting the market value of the shares of common stock as of the close of trading on January 18, 2011, prior to the entry into the Warrant Exchange Agreements), and did not contain any price-based anti-dilution protections. In addition, the Company agreed to seek shareholder approval to issue up to 457,544 additional shares of common stock to the warrant holders in a subsequent closing. The Company obtained such shareholder approval on March 18, 2011.  Consequently, the holders of the Series E Warrants exchanged all of the Series E Warrants for the additional 457,544 shares of the Company’s common stock on March 21, 2011.

      The warrant exchange was conducted pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: March 22, 2011	/s/ James B. Murphy
By: James B. Murphy
Its: Vice President and Chief
Financial Officer